Fund/Ticker
Fidelity® SAI Emerging Markets Index Fund/FERGX
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Summary Prospectus
December 30, 2024

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated December 30, 2024 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity® SAI Emerging Markets Index Fund
Investment Objective
Fidelity® SAI Emerging Markets Index Fund seeks to provide investment results that correspond to the total return of emerging stock markets.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.075%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.069%
Total annual operating expenses	0.144%
Fee waiver and/or expense reimbursement	0.069% A
Total annual operating expenses after fee waiver and/or expense reimbursement	0.075%
AFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.075% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through February 28, 2026. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$8
3 years	$37
5 years	$72
10 years	$175

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in securities included in the MSCI Emerging Markets Index and in depositary receipts representing securities included in the index. The MSCI Emerging Markets Index is a market capitalization-weighted index designed to measure the performance of large and medium-capitalization companies domiciled in emerging markets countries across the world.
Effective December 11, 2025, derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Using statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price-to-earnings (P/E) ratio, price-to-book (P/B) ratio, earnings growth, and country weightings to attempt to replicate the returns of the MSCI Emerging Markets Index.
  Lending securities to earn income for the fund.
Principal Investment Risks
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Foreign and Emerging Markets Risk.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.
Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.
Foreign exchange rates also can be extremely volatile.
  Geographic Exposure to Asia.
Because the fund invests a meaningful portion of its assets in Asia, the fund's performance is expected to be closely tied to social, political, and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds.
  Geographic Exposure to China.
Because the fund invests a meaningful portion of its assets in China, the fund's performance is expected to be closely tied to social, political, and economic conditions in China and to be more volatile than the performance of more geographically diversified funds. The fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company's performance and the enforceability of the VIE's contractual arrangements with the Chinese company.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.
  Correlation to Index.
The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk.
The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Securities Lending Risk.
Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2017	2018	2019	2020	2021	2022	2023
37.60%	-14.48%	18.20%	17.44%	-3.00%	-20.20%	9.40%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	18.79%	June 30, 2020
Lowest Quarter Return	-24.08%	March 31, 2020
Year-to-Date Return	15.18%	September 30, 2024

Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Life of fund
Fidelity® SAI Emerging Markets Index Fund
Return Before Taxes	9.40%	3.29%	5.81% A
Return After Taxes on Distributions	8.72%	2.75%	5.24% A
Return After Taxes on Distributions and Sale of Fund Shares	6.05%	2.60%	4.63% A
MSCI Emerging Markets Index (reflects no deduction for fees or expenses)	9.86%	3.71%	6.21%

AFrom January 5, 2016.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Geode Capital Management, LLC serves as a sub-adviser for the fund.
Portfolio Manager(s)
Louis Bottari (Senior Portfolio Manager) has managed the fund since 2016.
Peter Matthew (Senior Portfolio Manager) has managed the fund since 2016.
Navid Sohrabi (Senior Portfolio Manager) has managed the fund since 2019.
Robert Regan (Portfolio Manager) has managed the fund since 2016.
Payal Gupta (Portfolio Manager) has managed the fund since 2019.
Purchase and Sale of Shares
NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.
1.9867761.112	SV6-SUM-1224